                                     LEASE

                           1401 NEW YORK AVENUE, N.W.
                             WASHINGTON, D.C. 20005

     THIS LEASE, made this 1st day of October, 1990 by and between 1401 NEW YORK AVENUE, INC., or its successor in title ("Lessor"), and VIDEO BROADCASTING CORPORATION, d/b/a Medialink and/or Programlink, a Delaware corporation ("Lessee").

                                  WITNESSETH:

     1. Demise; Term; Basic Monthly Rental: For and in consideration of the covenants and agreements hereinafter set forth and the rent hereinafter reserved, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, certain premises described as follows: Suite 520 located on the fifth (5th) floor in the building (the "Building") on the land (the "Land") at 1401 New York Avenue, N.W., Washington, D.C. (the Building and the Land hereinafter referred to together as the "Property"), which premises consist of approximately Two Thousand One Hundred Twelve (2,112) rentable square feet of space, including Lessee's proportionate share of Common Areas, as more fully set forth in Exhibit "A" attached hereto and made part hereof (The "Demised Premises"), for the term (the "Term") of five and one half (5 1/2) years (or until such term shall sooner cease and expire as hereinafter provided), commencing on the 1st day of November, 1990 (the "Lease Commencement Date"), and ending at 11:59 p.m. on the 30th day of April, 1996 (the "Lease Termination Date"), both dates inclusive, Lessee yielding and paying as rent therefor the sum of Three Hundred Twenty-Seven Thousand Three Hundred Sixty and no/100 Dollars ($327,360.00) plus the CPI Adjustments provided for in Article 4 hereof, without offset, counterclaim or other deduction and without demand, payable in advance, in equal monthly installments (pro-rated for any partial month at the commencement or termination of the term of the Lease) of Five Thousand Four Hundred Fifty-Six and no/100 ($5,456.00) Dollars as adjusted in accordance with Section 4 hereof (The "Basic Monthly Rental"). The first installment and Reserve Deposit, as hereinafter set forth, shall be payable on the execution of this Lease, and the remaining installments shall be payable in advance on the first day of each month during the said term to Lessor, c/o American Security Bank, Lock Box 238, Washington, D.C. 20005, or at such other place or to such other person or entity as Lessor may from time to time designate in writing.* Neither the dollar amount of the Basic

* Notwithstanding the foregoing, provided Lessee has made said first installment of Basic Monthly Rental and paid the Reserve Deposit, Lessee shall be entitled to occupy the Demised Premises without making any installments of Basic Monthly Rent for months 2, 3, 4, 5, 6 and 7 of the Term.

Monthly Rental nor any of Lessee's proportionate shares of increases in Operating Costs, Electricity Costs or Real Estate Taxes payable pursuant to
Article 3 hereof shall be adjusted as a result of any subsequent measurement of the Demised Premises or the Building.

     2. Reserve Deposit: Lessee shall deposit with Lessor at the time of execution of this Lease the amount of Five Thousand Four Hundred Fifty-Six and no/100 ($5,456.00) Dollars as a reserve deposit (hereinafter the "Reserve Deposit"), to be held by Lessor in an interest-bearing account, said interest, less any administrative fee to which Lessor is entitled by law (which fee shall not exceed one percent of the Reserve Deposit), to be credited or paid to Lessee on an annual basis, in order to secure Lessor against any damages arising from Lessee's breach of any of the terms, covenants or conditions of this Lease, including but not limited to Lessee's failure to pay its proportionate shares of increases in Operating Costs, Electricity Costs and Real Estate Taxes payable pursuant to Article 3 below, or any other additional rent. The Reserve Deposit, plus any accrued but unpaid interest, shall be held by Lessor until such damages, if any, arising from Lessee's breach have been assessed. It is hereby expressly understood that Lessor is entitled to hold the Reserve Deposit until the expiration of the period within which Lessee must pay additional rental amounts arising from any increases in Operating Costs, Electricity Costs and Real Estate Taxes, as set forth in Article 3 below, and that, in the event of sale of the Building, Lessor shall have the right to transfer any and all amounts being held by it as Reserve Deposits to the new owner of the Building following any such sale, and, in the case of any such transfer, Lessor shall be relieved of any obligations to Lessee or otherwise with respect to said amounts, in accordance with Article 32, below.

     3. Operating Costs, Electricity Costs and Real Estate Tax Increases: a) In the event that the Operating Costs (as hereinafter defined) of Lessor's operation of the Building for any calendar year during which this Lease is in effect (a "Lease Year") shall exceed the average of the Operating Costs for calendar years 1990 and 1991 ("Base Operating Costs"), Lessee shall pay the Lessor, as additional rent, its proportionate share of the increase in such Operating Costs. Lessee's proportionate share shall be One and 29/100 percent (1.29%) of such Operating Costs increase, being the proportion that the rentable floor area of the Demised Premises bears to the total rentable office floor area of the Building. Any such additional rent shall be computed and paid in the manner and at the times set forth in Article 3(e) below.


                                       2

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     The term "Operating Costs" is defined hereby as including, for each Lease
Year, all heat, ventilation and air conditioning, gas, water, sewer and other utility charges (except Electricity Costs, as hereinafter defined); security services; premiums and other charges incurred by Lessor with respect to all insurance relating to the Building and the operation and maintenance thereof, including, without limitation, all risk of physical damage or fire and extended coverage insurance, public liability insurance, elevator insurance, boiler and machinery insurance, sprinkler leakage insurance, rent insurance, use and occupancy insurance; governmental permit or license fees or taxes; personal property tax levies; management fees provided such management fees shall not exceed those customarily charged in similar first class office buildings in Washington, D.C., which fees for the first year of this Lease shall not exceed three (3%) percent of gross rentals; accounting and legal fees incurred with respect to the Building and/or the Land and not with respect to any tenant or prospective tenant; mail chute rental; vault rental; charges under janitorial and cleaning service contracts; salaries, wages, fringe benefits and other direct or indirect personnel costs (including welfare benefits, health, accident and group life insurance, pension payments and workers' compensation insurance) of engineers, superintendents, guards, watchmen, porters, lobby attendants and other building employees; charges under maintenance and service contracts for HVAC equipment, chillers, boilers, controls and/or elevators, exterior window cleaning and building maintenance; and all other maintenance, repair and replacement expenses, and all supplies, which are deducted for such Lease Year for Federal income tax purposes; expenditures for capital improvements and capital equipment which under generally applied real estate practice are expensed or regarded as deferred expenses which expenditures shall be amortized and/or depreciated for such Lease Year in accordance with the provisions of the Internal Revenue Code of 1986, as amended and which expenditures shall include those which result in the reduction of Operating Costs or Electricity Costs or energy consumption or labor expenses; all miscellaneous taxes (including, without limitation, all sales and excise taxes on the expenditures enumerated in this Article 3(a)) applicable to the Building; the costs of any additional services not provided to the Building at the Lease Commencement Date but thereafter provided by Lessor in the prudent management of the Building; and any other costs and expenses incurred by Lessor in maintaining or in operating the Building which costs and expenses are customary for similar first class office buildings in Washington, D.C. Operating Costs of the Building shall not include payments of principal and interest on any loans secured by mortgages, deeds of trust or other encumbrances upon the Building, payment of ground rent under the ground lease of the underlying property, if any, leasing commissions, tenant work, and taxes based upon the net income of the Lessor from the operation of the Building.

     b) In the event that the Electricity Costs (as hereinafter defined) of Lessor's operation of the Building for any Lease Year shall exceed the average of the Electricity Costs for calendar years 1990 and 1991 ("Base Electricity Costs"), Lessee shall pay to Lessor, as additional rent, its proportionate share of the increase in such Electricity Costs. Lessee's proportionate share shall be one and 60/100 percent (1.60%) of such Electricity Costs increase, being the proportion that the rentable floor area of the Demised Premises bears to the total rentable floor area of the Building not separately metered for electricity. Any such additional rent shall be computed and paid in a manner and at the times set forth in Article 3(3) below.

     The term "Electricity Costs" is defined hereby as Lessor's cost to provide electricity for the operation of the Building exclusive of electricity separately metered and paid for directly by other tenants in the Building.

     c) Notwithstanding anything herein to the contrary, in the event that the Building is less than ninety percent (90%) occupied during any Lease Year, including the Lease Year during which the Lease Commencement Date occurs, Operating Costs and Electricity Costs for such year shall be adjusted to reflect Operating Costs and Electricity Costs as if the Building were ninety percent (90%) occupied during any such Lease Year but such adjustment shall not affect Lessee's respective proportionate shares of such costs. If during all or part of any such Lease Year, Lessor shall not furnish any particular item of work or service (which would otherwise constitute an Operating Cost of Electricity Cost hereunder) to any portion of the Building due to the fact that (a) such portion of the Building is not occupied or leased, (b) such item of work or service is not required or desired by the lessee of such portion, (c) such lessee is itself obtaining and providing such item of work or service or (d) for any other reason, then, for the purposes of computing Operating Costs and/or Electricity Costs, the cost of such item for such period shall be deemed to be increased by an amount equal to the additional costs and expenses which would reasonably have been incurred during such period by Lessor if it had at its own expense furnished such item of work or service. The purpose of the foregoing sentence is to ensure that the comparison of Base Operating Costs and Base Electricity Costs with Operating Costs and Electricity Costs in subsequent Lease Years will be based on comparable numbers and use and occupancy within the Building so that neither party is treated unfairly.

     d) In the event that the Real Estate Taxes (as hereinafter defined) for any Lease Year shall exceed the average of the Real

Estate Taxes for calendar years 1990 and 1991 ("Base Real Estate Taxes"), Lessee shall pay to Lessor, as additional rent, its proportionate share of the increase in such Real Estate Taxes. Lessee's said proportionate share shall be one and 12/100 percent (1.12%) of such increase, being the proportion that the rentable floor area of the Demised Premises bears to the total rentable floor area of the Building. Any such additional rent shall be computed and paid in the manner and at the times set forth in Article 3(e) below.

     The term "Real Estate Taxes" is defined hereby as including, for each Lease Year, the total amount of all taxes and assessments, general and special, ordinary and extraordinary, foreseen and unforeseen, now or hereafter assessed, levied or imposed upon the Building and the Land, or the sidewalks, plazas, streets or alleys adjacent thereto, together with any tax in the nature of a real estate tax, ad valorem tax on rent or any tax if imposed in lieu of or in addition to real estate taxes and assessments and any taxes or assessments which may hereafter by substituted for real estate taxes. Real Estate Taxes shall be deemed to be the taxes or assessments actually payable during each Lease Year during the Term, even though the levy or imposition thereof may be applicable to different tax years. In the event that any business, rent or other taxes which are now or hereafter levied upon Lessee's use or occupancy of the Demised Premises, on Lessee's leasehold improvements, on Lessee's business at the Demised Premises or on Lessor by virtue of Lessee's occupancy of the Demised Premises, are enacted, changed or altered so that any of such taxes are levied against Lessor or in the event that the mode of collection of such taxes is changed so that Lessor is responsible for collection or payment of such taxes, any and all such taxes shall be deemed to be a part of the increase in Real Estate Taxes and Lessee shall pay to Lessor Lessee's proportionate share of the full amount of all such taxes. Lessee shall in no event be liable for any income tax imposed upon or payable by Lessor unless such tax is imposed in lieu of or as an addition to Real Estate Taxes.


     e) As soon as reasonably practical after the close of each Lease Year (including the Lease Years during which the Lease Commencement Date and Lease Termination Date occur), Lessor shall furnish Lessee a statement (the "Annual Statement"), setting out the amount Lessor estimates in good faith will be the Operating Costs, Electricity Costs and Real Estate Taxes for the current Lease Year, and Lessee's proportionate shares of the amounts, if any, by which such Operating Costs, Electricity Costs and Real Estate Taxes exceed Base Operating Costs, Base Electricity Costs and Base Real Estate Taxes, respectively. Beginning with the next installment of Basic Monthly Rental due following Lessee's receipt of the Annual Statement, and monthly thereafter until Lessee's receipt of the net Annual Statement, Lessee shall pay Lessor, as additional rent,an amount (the "Monthly Escalation Payment") equal to one twelfth (1/12th) of its proportionate shares of said excess amounts, together with the aggregate amount of Monthly Escalation Payments, or increases therein, as the case may be, applicable to the period from the end of the previous Lease Year to the date the current Lease Year's Monthly Escalation Payments become effective. Lessor shall also set out in the Annual Statement Lessee's protiontionate shares of the previous Lease Year's actual Operating Costs, actual Electricity Costs and actual Real Estate Taxes and the aggregate amount of Monthly Escalation Payments, if any, made by Lessee for such previous Lease Year. If the aggregate of Lessee's proportionate shares of actual Operating Costs, actual Electricity Costs and actual Real Estate Taxes exceeds the sum of (i) Lessee's proportionate shares of Base Operating Costs, Base Electricity Costs and Base Real Estate Taxes and (ii) the aggregate amount of Monthly Escalation Payments so made by Lessee, Lessee shall pay Lessor such excess amount, and all other amounts due hereunder, with the next installment of Basic Monthly Rental due. If the aggregate of Lessee's proportionate shares of actual Operating Costs, actual Electricity Costs and actual Real Estate Taxes is less than the sum of (i) Lessee's proportionate shares of Base Operating Costs, Base Electricity Costs and Real Estate Taxes and (ii) the aggregate amount of Monthly Escalation Payments so made by Lessee, Lessee shall receive a credit therefor to be applied to Monthly Escalation Payments next becoming due. Failure of Lessor to give Lessee the Annual Statement within the time period set forth above shall not be a waiver of Lessor's right to receive said addtional rent.

     f) Each Annual Statement shall be conclusive and binding upon Lessee unless
(i) within thirty (30) days after receipt thereof, Lessee shall notify Lessor that it disputes the correctness thereof, specifying the particular respects in which the same is claimed to be incorrect and (ii) if the parties shall not resolve such dispute within ninety (90) days thereafter, then either party may refer the matter or matters in dispute to a reputable independent firm of certified public accountants selected by Lessor, subject to Lessee's reasonable approval. The decision of such accountants shall be conclusive and binding upon the parties. Lessee recognizes and agrees that Lessor's books and records, and those of Lessor's agents with respect to the operation of the Building, are confidential and that Lessee shall have no right to inspect them. If any such accountant shall not then be Lessor's accountant, Lessor agrees, at reasonable times and upon reasonable notice to give such accountant access to the books and records of Lessor and Lessor's agents. The fees and expenses of said accountants shall be borne by the unsuccessful party (and if both parties are partially unsuccessful, the accountants shall apportion the fees and disbursements between the parties based upon the degree of success of each party). Pending the determination of such dispute, Lessee shall pay additional rent in accordance with the applicable Annual Statement.

     g) With respect to any Lease Year at the commencement or expiration of the Term of this Lease during which Lessee is in possession of the Demised Premises for less than a full twelve (12) month period, additional rent to cover increases in Operating Costs, Electricity Costs and Real Estate Taxes shall be appropriately pro-rated and adjusted. Lessee's and Lessor's obligations with respect to payments and adjustments of increases in Operating Costs, Electricity Costs and Real Estate Taxes for any Lease Year shall survive the expiration or termination of this Lease. Following such expiration or termination, should Lessee become entitled to a credit for Monthly Escalation Payments paid during a Lease Year in excess of Lessee's proportionate shares of increases in actual Operating Costs, actual Electricity Costs and actual Real Estate Taxes for such Lease Year, Lessor shall pay Lessee in cash promptly the full amount of such credit.

     h) Notwithstanding anything to the contrary contained in this Article 3, Lessee shall not be obligated to pay its respective proportionate shares of increases in Operating Costs, Electricity Costs and Real Estate Taxes until September 1, 1991 and such additional rent shall be appropriately pro-rated.

     4. CPI Adjustment: In addition to the foregoing, the Basic Monthly Rental payable by Lessee for the last month of each Lease Year shall be adjusted as of the first day of each succeeding Lease Year by adding to it thirty percent (30%) of the amount computed by multiplying said Basic Monthly Rental by the percentage increase, if any, in the index now known as "United States Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers (CPI-U), for the Washington, D.C. Standard Metropolitan Statistical Area (SMSA), 'all items' (1982-84=100)" (the "Index"). Any such percentage increase in the Index shall be determined by dividing the amount, if any, by which the Index published for the period that includes the last month of the Lease Year just ended exceeds the corresponding Index published for the period that includes the month immediately preceding the commencement of the Lease Year just ended, by said latter corresponding Index. Lessor shall provide Lessee, during the last month of each Lease Year, written notice of Lessor's reasonable estimate of the adjustment to the Basic Monthly Rental due to increases in the Index, and Lessee shall begin paying the estimated adjusted Basic Monthly Rental as of the first month of the immediately succeeding Lease Year. The computation of the actual amount of any such adjustment to the Basic Monthly Rental shall be contained in the Annual Statement furnished to Lessee as set forth in Article 3(e) above. Promptly after receipt of the Annual Statement, the difference between the estimated monthly payments paid by Lessee and the actual amount of Basic Monthly Rental shall be determined. If the estimated payments by Lessee exceed the actual amount determined to be owing, the excess shall be credited against the next installment of Basic Monthly Rental falling due hereunder. If the actual amount determined to be owing is greater than Lessee's estimated payments, the deficiency shall be paid by Lessee together with the next installment of Basic Monthly Rental due hereunder. Thereafter Lessee shall pay the new Basic Monthly Rental until receipt of the next written notice of the estimated adjustment to Basic Monthly Rental from Lessor. The amount payable by Lessee as Basic Monthly

Rental for any Lease Year, as adjusted according to this Article 4 (exclusive of any separate step-up), shall in no case be less than the Basic Monthly Rental, as so adjusted, payable during the preceding Lease Year (exclusive of any separate step-up), and shall not affect in any way Lessee's continuing obligation to pay any and all sums payable as additional rent under this Lease. If such Index shall be discontinued, with no successor or comparable successor index, the parties shall attempt to agree upon a substitute formula; but if the parties are unable to agree upon a substitute formula, then the matter shall be determined by arbitration in accordance with the rules of the American Arbitration Association then prevailing.

     Notwithstanding anything to the contrary contained in this Article 4, Lessee's Basic Monthly Rental shall not be adjusted pursuant to this Article 4 until September 1, 1991 at which time the increase to said Basic Monthly Rental which would have been effective January 1, 1991 shall become effective. In no event shall any annual increase in Basic Monthly Rental pursuant to this Article 4 exceed three (3%) percent of the Basic Monthly Rental for the immediately preceding Lease Year.

     5. Lessee Takes Demised Premises: Lessee does hereby take and hold the Demised Premises at the rent hereinabove specifically reserved and payable as aforesaid, and upon and subject to the terms and conditions herein contained.

     6. Use of Premises; Compliance With Laws; Expenses: a) Lessee shall use and occupy the Demised Premises for professional, executive and administrative offices and for no other purpose whatsoever without the prior written consent of Lessor. Lessee will not abuse the Demised Premises or permit any waste therein, nor use or permit the Demised Premises or any part thereof to be used for any disorderly, unlawful or extra-hazardous purpose, nor for any other purpose than herein specified; and will not manufacture any commodity or prepare or dispense any food or beverage therein
                                       7
without the prior written consent of the Lessor. Lessee will not do or permit anything to be done in the Demised Premises or the Building or bring or keep anything therein which shall in any way obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or those having business with them, or conflict with them.

     b) Lessee shall abide by and take all necessary action to comply with any and all present and future laws, ordinances (including zoning ordinances and land use requirements), regulations and orders of all governmental and quasi-governmental authorities having jurisdiction over the Demised Premises, including without limitation fire and environmental laws or regulations enacted or established by the government of the District of Columbia or by the federal government provided such compliance is necessitated by i) Lessee's use or manner of use of the Demised Premises other than as set forth in Article 6(a) hereof or
(ii) a condition created by or at the instance of Lessee, or (iii) a breach of Lessee's obligations under this Lease or (iv) the act, omission or negligence of Lessee or any person or entity claiming through or under Lessee.

     c) Lessee, at its expense, shall cooperate with Lessor in complying with all existing and future mandatory and optional recycling programs and shall separate, bundle and containerize waste products produced in the Demised Premises as directed by Lessor.

     d) Lessor hereby represents and warrants to Lessee as follows: (i) Lessor shall obtain all permits, approvals, certificates and consents of any governmental authority or public or private utility which are required before Lessee may occupy and utilize the Demised Premises to conduct the business as presently conducted; and (ii) Lessor has received no notice of any condemnation or eminent domain proceedings for the purchase of the Building in lieu of condemnation, and Lessor has no knowledge that any condemnation or eminent domain proceedings or negotiations have been commenced or threatened against the Building or any part thereof which would affect the Building, the Demised Premises or any part thereof.

     7. Maintenance and Repairs: a) Lessee agrees that it will keep the Demised Premises and the fixtures and equipment therein in good order and condition and will, at the expiration or other termination of the Term hereof, surrender and deliver up the same in like good order and condition as the same shall be at the commencement of the Term hereof, ordinary wear and tear and damage by the elements, fire, and other casualty not due to the negligence of Lessee excepted. All breakage, injury or damage to the Demised Premises or the Building or Lessor's equipment therein caused by

Lessee, its agents, servants, employees, contractors, invitees, licensees or concessionaires, shall be repaired promptly, at Lessee's reasonable expense, either by Lessor or, at Lessor's option, by Lessee subject to Lessor's direction and supervision (and in accordance with Article 9 below).

     b) If Lessee shall fail to make any repairs or to perform any maintenance which it is obligated to make or perform under this Lease, excluding repairs or maintenance occasioned by Lessor's negligence, within ten (10) days after written notice from Lessor to do so, or to commence the making of such repairs or the performing of such maintenance and to proceed diligently to complete such repairs or maintenance if such repairs and maintenance cannot be completed within ten (10) days, or in the event of any emergency, Lessor may make or perform the same for the account of Lessee, without liability to Lessee for any loss or damage that may accrue to lessee's property or business by reason thereof, except for any loss or damage occurring as a result of Lessor's negligence, and Lessee shall pay, as additional rent, within ten (10) days after Lessor shall have billed Lessee therefor, Lessor's cost for making such repairs and performing such maintenance (which such cost may include a reasonable amount for Lessor's overhead). Nothing herein contained shall imply any duty on the part of Lessor to do any such work which under any provision of this Lease Lessee may be required to do, nor shall its constitute a waiver of Lessee's default in failing to do the same. Notwithstanding anything to the contrary, Lessee shall not be liable for any repairs or for failure to make repairs whenever such repairs are occasioned by Lessor's negligence.

     c) Lessor shall make all necessary repairs to the structure of the Building and the mechanical, electrical, plumbing, heating and air conditioning systems therein, except with respect to any items installed or constructed by Lessee and except where the repair has been made necessary by misuse or neglect by Lessee or Lessee's agents, servants, employees, contractors, invitees, licensees or concessionaires. This obligation to repair does not impose upon Lessor any obligation to make repairs other than during normal business hours. Lessor will use reasonable efforts to make such repairs in a timely fashion. In the event that Lessee is denied access to the Demised Premises because of Lessor's performance of repairs, except with respect to any item or items installed or constructed by Lessee or except where the repair has been made necessary by misuse or neglect by Lessee or Lessee's agents, servants, employees, contractors, invitees, licensees or concessionaires, Lessee shall be entitled to an abatement of Basic Monthly Rental, as adjusted according to Article 4 above, and of Lessee's obligation to pay increases in Operating Costs, Electricity Costs and Real Estate Taxes from the date such access denied through the date of restoration of access to the Demised Premises.

     d) If Lessor does not proceed promptly subject to force majeure, to commence making repairs required to be made by Lessor hereunder within fifteen
(15) days after receiving written notice from Lessee, or as soon as feasible after receiving notice by telephone in the event of emergencies, or to complete adequately such repairs promptly thereafter, Lessee may, after giving Lessor five (5) days written notice thereof, at its option, perform the work specified in such notice without liability on the part of the Lessee, and Lessor agrees, to pay promptly upon demand all reasonable costs and expenses incurred by Lessee in doing such work. In the event Lessor does not pay such costs and expenses, Lessee may offset such costs and expenses against next rental payments then coming due.

     8. Subletting and Assignment: a) Lessee shall not, directly or indirectly, sublet the Demised Premises or any part thereof, including desk space, or transfer possession or occupancy thereof to any person, firm, corporation, or other entity, or transfer or assign, mortgage or otherwise encumber this Lease without the prior written consent of Lessor, nor shall any transfer, subletting or assignment hereof be effected, directly or indirectly, by operation of law or otherwise than by the prior written consent of Lessor. Any such assignment, subletting or occupancy without the written consent of Lessor shall constitute a breach of this Lease by Lessee.

     b) Subject to the provisions of Article 8(c) hereof, lessor shall not unreasonably withhold its consent hereunder to any sublease by Lessee provided that all of the following conditions are met:

     (i) The sublessee must have a credit rating satisfactory to Lessor (in Lessor's reasonable judgment);

    (ii) The sublease must be expressly subject and subordinate to this Lease, must require that any sublessee must comply with and abide by all of the terms of this Lease and must provide that any termination of this Lease shall extinguish the sublease as well;

   (iii) The sublessee may not change the use of the premises or propose to conduct its business in a manner which in Lessor's reasonable judgment is not appropriate for a first class office building in Washington, D.C.;

     d) Notwithstanding the provisions of this Lease, Lessor shall not unreasonably withhold its consent to an assignment by Lessee provided Lessee gives Lessor prior written notice thereof and such other reasonable information as Lessor may request. It shall not be deemed an assignment of this Lease as to which Lessor's consent is required if at any time the then Lessee, or any person owning a majority of the stock of, or directly or indirectly controlling the Lessee transfers its stock resulting in the person(s) whose shall have owned a majority of such shares of stock ceasing to own a majority of such shares of stock; provided, that such transfer is (i) among the then shareholders of the Lessee or any partnership, corporation or other entity controlling, controlled by or under common control with the Lessee, (ii) to any member of a shareholder's family or any trust or partnership's family, (iii) to a corporation which merges into Lessee or into which the Lessee is merged, consolidated or reorganized or (iv) pursuant to a public offering of the Lessee's capital stock. Any sale or transfer other than as described herein shall be deemed an assignment of this Lease, subject to the terms of this
Article 8.

     e) Lessee shall reimburse Lessor on demand for any reasonable costs that may be incurred by Lessor in connection with said assignment or sublease, including, without limitation, the costs of making investigations as to the acceptability of the proposed assignee or sublessee and reasonable legal costs incurred in connection with any requested consent.

     f) Every subletting hereunder is subject to the express condition, and by accepting a sublease hereunder such sublessee shall be conclusively deemed to have agreed, that if this Lease should be terminated for any reason prior to the Lease Termination Date or if Lessor should succeed to Lessee's estate in the Demised Premises, then, at Lessor's election, the sublessee shall either surrender to Lessor the portion of the Demised Premises which has been sublet within thirty (30) days of Lessor's request therefor, or attorn to and recognize Lessor as the sublessee's lessor under the sublease and sublessee shall promptly execute and deliver any instrument Lessor may reasonably request to evidence such attornment, in which event Lessor shall provide to any sublessee all of the same rights and services that Lessor provides to Lessee. Prior to any termination of this Lease prior to the Lease Termination Date, Lessor shall give notice thereof to any sublessee whose sublease was consented to by Lessor hereunder.

     g) If Lessor shall decline to give its consent to any proposed assignment or sublease as provided herein, or if Lessor shall exercise any of its options under this Article 8, Lessee shall indemnify, defend and hold Lessor harmless against and from any and all loss, liability, claims, damages and reasonable expenses (including attorneys fees and disbursements) resulting from any claims that may be made against Lessor by the proposed assignee or sublessee or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

     h) If Lessee's interest in this Lease be assigned, or if the Demised Premises or any part thereof be sublet or occupied by anyone other than Lessee, Lessor may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the rent payable herein, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of the provisions of this Article 8 or of any default hereunder or the acceptance of the assignee, subtenant or occupant as Lessee, or a release of Lessee from the further observance or performance by Lessee of all covenants, conditions, terms and provisions on the part of Lessee to be performed or observed.

     9. Alterations: a) Lessee will not make any material alterations, installations, changes, replacements, additions, or improvements, structural or otherwise ("Alterations"), in or to the Demised Premises or the Building, or any parts thereof, without the prior written consent of Lessor which consent shall not be unreasonably withheld except that if such Alterations affect the structure of the Building, its exterior components or the Building systems, Lessor may withhold its consent in its sole discretion. Lessee will provide Lessor with all plans, drawings and specifications for any such Alterations for Lessor's approval prior to undertaking any work and shall also deliver copies of all necessary permits for any such Alterations. Lessee agrees to obtain and deliver to Lessor written and unconditional waivers of mechanic's and materialmen's liens upon the Land, the Building and the Demised Premises for all work, labor and services performed and materials furnished by contractors, subcontractors, materialmen and laborers in connection with any such Alterations. If, however, any such materialmen's or mechanic's lien shall be filed against the Demised Premises, the Land, or the Building, such lien shall be discharged by lessee within thirty (30) days thereafter, at Lessee's sole expense, by the payment thereof or by filing of appropriate bond. If Lessee shall fail to discharge any such mechanic's or materialmen's lien, Lessor may, at its option, discharge the same and treat the cost thereof as additional rent hereunder payable with the monthly installment of rent next becoming due; and such discharge by Lessor shall not be deemed to waive the default of Lessee in not discharging the same. Lessee will indemnify and hold Lessor harmless from and against any and all reasonable expenses (including attorney's fees), liens, claims or damages to any person or property which may or might arise by reason of the making by Lessee of any Alterations. Lessor shall have the right to have the making of any Alterations supervised by its architects, contractors or workmen. All Alterations which affect or in any way relate to the mechanical, electrical, plumbing, heating, air conditioning, or structural systems of the Building shall be done only by Lessor or Lessor's contractor or agent at Lessee's reasonable expense.

     b) All Alterations in or to the Demised Premises (whether with or without the Lessor's consent) shall remain upon the Demised Premises and be surrendered with the Demised Premises at the expiration or other termination of this Lease without disturbance, molestation or injury unless Lessor shall give no less than sixty (60) days written notice to Lessee prior to the Lease Termination Date that such Alterations shall be removed and the Demised Premises restored. If Lessor elects that Alterations be removed upon the expiration or other termination of this Lease or of any renewal period hereof, Lessee hereby agrees to cause same to be removed at Lessee's sole cost and expense, and should Lessee fail to remove the same, then and in such event Lessor shall cause same to be removed at Lessee's expense, and the Lessee hereby agrees to reimburse Lessor for the reasonable cost of such removal together with any and all damages which Lessor may suffer and sustain by reason of the failure of Lessee to remove the same.

     11. Advertisements: Lessee further agrees that no sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside of the Demised Premises or the Building, except on the directories and doors of offices, and then only in such size, color and style as Lessor has approved in writing; that Lessor shall have the right to prohibit any advertisement within the Building or the Demised Premises by Lessee which in Lessor's opinion tends to impair the reputation of the Building or its desirability as a building for offices or for financial, professional, insurance or other institutions, practices and businesses of like nature, and upon written notice from Lessor, Lessee shall remove and refrain from and discontinue any such advertisement.

     12. Moving; Repairs: Lessor shall have the right to prescribe the weight and method of installation and position of safes, heavy fixtures, shelving, files, equipment or machinery and Lessee will not install any such items which would place a load upon any floor exceeding the floor load per square foot that such floor was designed to carry. Lessor represents that the Demised Premises may carry up to 75 p.s.f. live load and 25 p.s.f. partition load. No freight, furniture or other bulky matter of any description will be received into the Building or carried in the elevators, except as reasonably approved by Lessor. All moving of furniture, material and equipment shall be under the direct control and supervision of Lessor who shall, however, not be responsible for any damage to or charges for moving same except to the extent of Lessor's negligence. Lessee agrees promptly to remove from the public area adjacent to the Building any of Lessee's merchandise, goods or property there delivered or deposited. All injury to the Demised Premises or the Building caused by moving the property of Lessee into, in or out of the Building and all breakage done by Lessee, its agents, servants, employees or contractors, shall be repaired by Lessee at its expense. In the event that Lessee shall fail to do so, then Lessor, after reasonable written notice to Lessee, shall have the right to make such necessary repairs, alterations and replacements, whether structural or non-structural, and any charge or cost so incurred by Lessor shall be paid by Lessee with the right on the part of Lessor to elect in its discretion to regard the same as additional rent, in which event such cost or charge shall become additional rent payable with the installment of rent next becoming due under the terms of this Lease. This provision shall be construed as an additional remedy granted to Lessor and not in limitation of any other rights and remedies which Lessor has or may have in said circumstances.

     13. Special Equipment: Lessee shall not install or operate in the Demised Premises any equipment of any kind or nature whatsoever which will or may necessitate any changes, replacements or additions to, or require the use of, the water system, plumbing system, heating system, air conditioning system or the electrical system serving the Demised Premises without the prior written consent of Lessor, which consent shall not be unreasonably withheld but which consent may be conditioned upon the payment by Lessee of additional rent in compensation for such excess consumption of water and/or electricity, or installation of additional or specialized wiring, as may be occasioned by the operation of said equipment or machinery including, but not limited to, the installation of such separate submeters as Lessor shall deem necessary. All work described in the foregoing sentence shall be performed only by Lessor or Lessor's contractor or agent at Lessee's expense which expense Lessor agrees shall be reasonable with respect to the installation of submeters. In addition, Lessee shall not install any equipment from which noise or vibration may be transmitted to the structure of the Building or to the premises of other tenants of the Building. Maintenance and repair of such special equipment, whether or not such consent has been given by Lessor, such as kitchen fixtures, separate air conditioning equipment, or any other type of special equipment, whether installed by Lessee or by Lessor on behalf of Lessee, shall be the sole responsibility of Lessee, and lessor shall have no obligation in connection therewith.

     14. Lessors's Right to Enter, Repair and Renovate: a) Lessee will allow Lessor, its agents or employees, to enter the Demised Premises at all reasonable times on reasonable prior written notice, or in an emergency, at any time, to examine, inspect or to protect the same or prevent damage or injury to the same, or to make such alterations and repairs as Lessor may deem necessary, or to exhibit the same to prospective tenants, lenders or purchasers of the Building.

     b) Lessee understands and agrees that Lessor may, at any time or from time to time during the term of this Lease, perform substantial repair or renovation work in and to the Building or the mechanical systems serving the Building

(which work may include, but need not be limited to, the repair or replacement of the Building's exterior facade, exterior window glass, elevators, electrical systems, air conditioning and ventilating systems, plumbing system, common hallways, or lobby), any of which work may require access to the same from within the Demised Premises. Lessee agrees that Lessor shall have access to the Demised Premises at all reasonable times, upon reasonable written notice, for the purpose of performing such work, and that Lessor shall incur no liability to Lessee, its servants, agents, employees, contractors, invitees, licensees, or concessionaires, except for any damage or loss occasioned by Lessor's negligence, nor shall Lessee be entitled to any abatement of rent on account of any noise, vibration, or other disturbance to Lessee's business at the Demised Premises (provided that Lessee is not denied access to the Demised Premises), which shall arise out of said access by Lessor or by the performance by Lessor of the aforesaid repair or renovations at the Building provided that Lessor shall remain liable for its negligence.

Lessor shall use reasonable efforts (which shall not include any obligation to employ labor at overtime rates) to avoid and minimize disruption of Lessee's business during any such entry upon the Demised Premises or during the performance of any such work by Lessor.

     15. Rules and Regulations: Lessee, its agents, servants, employees, contractors, invitees, licensees and concessionaires, shall abide by and observe such rules and regulations as may be promulgated from time to time by Lessor for the operation and maintenance of the Building. A copy of the presently applicable Rules and Regulations is attached hereto as Exhibit "B," and made a part hereof. Nothing contained in this Lease shall be construed to impose upon Lessor any duty or obligation to enforce such rules and regulations, or the terms, conditions or covenants contained in any other lease, as against any other lessee, and Lessor shall not be liable to Lessee for violation of the same by any other lessee, or such other lessee's agents, servants, employees, contractors, invitees, licensees or concessionaires.

     16. Allocation of Risks and Liability: a) Lessee shall indemnify Lessor and save it harmless from any loss, damage, liability, claim and expense (including reasonable attorney's fees) in connection with loss of life, personal injury or property damage arising from or out of any occurrence within the Demised Premises or the occupancy or use by Lessee of the Demised Premises or any part thereof, including but not limited to Lessee's alterations or improvements to the Demised Premises, or occasioned wholly or in part by any negligent or willful act or omission of Lessee, its agents, servants, employees, contractors, invitees, licensees or concessionaires, either within the Demised Premises or other areas of the Property.

     b) Any use or occupancy by Lessee of, or storage of its property in, the Demised Premises or elsewhere within the Property shall be at its own risk. Lessor assumes no liability or responsibility whatever with respect to the conduct and operation of the business to be conducted in the Demised Premises nor for any loss or damage of whatsoever kind or by whomsoever caused, to

Lessee's furnishings, fixtures, equipment, documents, records, monies or other personal property of Lessee or to Lessee's business, except that Lessor shall be liable for its negligence.

     c) Lessor shall not be responsible or liable to Lessee or to those claiming by, through or under Lessee, for any loss or damage to either the person or property of Lessee that may be occasioned by or through the acts or omissions of persons using or occupying other areas within the Property.

     d) Lessee is familiar with the Demised Premises and accepts same as suitable for the purposes for which they are leased. Lessee acknowledges that the Demised Premises are received by Lessee in good state of repair and are accepted by Lessee in the condition in which they are as of the commencement of the term of this Lease subject to the substantial completion by Lessor of minor or insubstantial details of construction, decoration or mechanical adjustment ("punchlist items") following the substantial completion of Lessor's Work and subject to latent defects of which Lessor has received written notice from Lessee within (A) one (1) year after the date of Lessee's occupancy of the Demised Premises with respect to defects in the heating, ventilating and air conditioning system and (B) sixty (60) days after the date of Lessee's occupancy of the Demised Premises for all other defects, all of which defects Lessor shall cure within a reasonable time after receipt of such notice. Lessor and Lessor's agents, servants and employees shall not be liable for, and Lessee waives all claims against them for, loss or damage to Lessee's business or damage to person or property sustained by Lessee or Lessee's agents, servants, employees, contractors, invitees, licensees or concessionaires, or anyone claiming through any of them, resulting from any accident or occurrence within the Demised Premises or elsewhere in the Property due to condition, design or defect in the Demised Premises or in other portions of the Property or which may now exist or hereafter occur, including but not limited to, (i) any defect in or failure of, or defective installation of, any equipment or appurtenances, including elevators, plumbing, heating, ventilating or air conditioning equipment, including but not limited to disruption of same caused by strikes, accidents, Federal, state or local regulations, or unavailability at reasonable cost of electricity, coal, fuel oil or other suitable fuel or energy source; (ii) any defect in, failure of, or defective design or installation of electric wiring, gas, water and steam pipes, stairs, porches, railings or walks; (iii) broken glass; (iv) the backing up of any sewer pipe or downspout; (v) the bursting, leaking or running of any tank, tub, washstand, water closet, waste pipe, drain or any other pipe or tank within the Demised Premises or other portions of the Property; (vi) the escape of steam or hot water; (vii) water, snow, or ice being upon or coming through the roof, stairs, doorways, windows, walks or any other place upon or near the Demised Premises or other portions of the Property;
(viii) the falling of any fixture, plaster or tile; and (ix) any act, omission or negligence of other tenants or any other persons at any time present in or on the Property or any adjacent or contiguous property, or of owners of adjacent or contiguous property. Notwithstanding the foregoing provisions of this Article 16
(d), but subject to any and all other limitations on Lessor's liability set forth in this Lease, Lessor shall not be released from liability to Lessee, its agents, servants and employees, for any
damage or injury resulting from the negligence or willful misconduct of Lessor, its agents, servants or employees.

     e) Lessee shall give prompt notice to Lessor in case of accidents or occurrences in the Demised Premises or in other portions of the Property or of defects or defective conditions or design therein, known to Lessee, of the nature described in Article 16(d) above, in order that the same may be remedied by Lessor, subject, however, to the provisions of this Lease.

     17. Insurance: a) Lessor, at its own cost and expense, shall procure and maintain insurance covering the Property for fire and such other risks as are from time to time included in standard "all risk" insurance in adequate amounts. Lessor, at its own cost and expense, shall also obtain and maintain public liability insurance in adequate amounts against claims for property damage, bodily injury and death occurring on or arising out of any use of the common areas of the Building. Lessor shall be deemed to have complied with the provisions of this Article 17(a) in the event it elects to carry such insurance through a so-called "Blanket Policy."

     b) Lessee, at its own cost and expense, shall obtain and maintain in full force and effect during the original term of this Lease, and any renewals or extensions hereof, policies of insurance in form acceptable to lessor covering the following risks: (i) fire and extended coverage insurance covering all of Lessee's property, furnishings, fixtures and equipment placed by Lessee in or upon the Demised Premises or elsewhere within the Property, and any and all Alterations made by Lessee thereto, in an amount not less than one hundred percent (100%) of their full replacement cost without deduction for depreciation; and (ii) comprehensive General Public Liability Insurance on an occurrence basis with minimum limits of liability in an amount of not less than $1,000,000.00 combined single limit coverage, which insurance shall contain, among other things required by Lessor, a contractual liability endorsement covering the matters set forth in Article 16 hereof. It is understood and agreed that liability coverage provided for hereunder shall extend beyond the Demised Premises to portions of the common areas of the Building used from time to time by Lessee, its agents, servants, employees, contractors, invitees, licensees and concessionaires.

     c) All policies of insurance to be obtained and furnished by Lessee hereunder shall be issued and carried in the name of Lessee with Lessor named as an additional insured, as their respective interests may appear, together with such other party or parties as may be designated by Lessor, as their interests may appear. All such policies of insurance (i) shall be issued by a financially responsible company or companies reasonably acceptable to Lessor, authorized to issue such policy or policies, and licensed to do business in the District of Columbia; (ii) shall be written as primary policy coverage and not contributing with or in excess of any coverage which Lessor may carry; (iii) shall contain an express waiver of right of subrogation by the insurance company against Lessor and its agents, servants and employees; (iv) shall provide that the policy may not be cancelled, terminated or materially changed unless Lessor shall have received thirty (30) days prior written notice thereof by registered or certified mail; and (v) shall provide that Lessor, and any other parties in interest, shall be entitled to recover under said policies for any loss or damage occasioned to them, their agents, servants and employees, by reason of the negligence of Lessee or Lessee's agents, servants, employees, contractors, invitees, licensees or concessionaires. The original policy or policies or duly executed certificates for the same, and satisfactory evidence of payment of the premium thereof, shall be delivered to Lessor on or before the Lease Commencement Date, and upon renewals of such policies, not less than fifteen
(15) days prior to expiration of the term of any such coverage. The minimum limits of any insurance coverage required herein to be carried by Lessee shall not limit Lessee's liability under Article 16 hereof. Lessee may carry any insurance coverage required of it hereunder pursuant to blanket policies of insurance so long as the coverage afforded Lessor thereunder shall not be less than the coverage which would be provided by direct policies.

     d) Lessee shall not do or keep, or suffer to be done or kept, anything within the Demised Premises or elsewhere within the Property which will contravene the coverage of Lessor's policies as set out above, or which will prevent Lessor from procuring such policies from companies acceptable to Lessor. If anything be so done, kept or suffered to be done or kept by lessee that shall cause the rate of such insurance on the Demised Premises or the Property in companies acceptable to Lessor to be increased beyond the minimum rate from time to time applicable to the Demised Premises for use for the purpose permitted under this Lease, or on the other portions of the Property for the use or uses made thereof, Lessee shall pay the amount of such increase promptly upon Lessor's demand as additional rent.

     e) In the event that the Lessee at any time or times shall fail to obtain or maintain in full force and effect any or all of the insurance policies and coverages required of it under this Article 17, or should Lessee violate any of the provisions of Paragraph (d) above, then, and in any of such events, Lessor at its election, after ten (10) days' written notice to Lessee, and as agent for Lessee, may obtain such insurance or coverage, or additional insurance or coverage as the case may be, pay the premiums thereon, or take such other steps as may be necessary to effectuate the equivalent of Lessee's obligations under this Article, and may thereafter obtain full reimbursement of the costs thereof from Lessee promptly upon Lessor's demand, as additional rent.


     f) Notwithstanding anything contained in this Lease, Lessee and Lessor each release the other and their respective agents, servants, employees, contractors, licensees and invitees, from any claims for injury to or death of persons, or damage or loss to any person or to the Demised Premises, the Building, the Land and any property contained therein or thereon, or any other property, caused by or resulting from any risks insured against under any insurance policies carried by Lessor or Lessee and in force at the time of damage or loss, regardless of the cause of damage or loss, to the extent the damaged or liable party is reimbursed therefor by insurance, or would have been eligible for reimbursement had insurance coverage required hereunder been maintained. The applicable insurance policies shall contain a clause to the effect that this release shall not affect the right of the insured to recover under such policies.

     18. Utilities and Services; Security: a) Lessor shall furnish electricity, water, janitor service, elevator service, and, during the appropriate respective seasons for same, heat and air conditioning during the hours of 8:00 a.m. to 6:00 p.m., Monday through Friday, and 9:00 a.m. to 1:00 p.m. on Saturday, exclusive of legal holidays, without additional cost to Lessee, provided, however, that Lessor shall not be liable for failure to furnish or for delay in furnishing any of such services caused by maintenance or repair work or strike, riot, civil commotion, or any causes beyond the control of the Lessor.

     b) Lessor agrees, at its option, to provide a security system or guard service for the Building during the term of the Lease; provided, however, that Lessor makes no representation or warranty with respect to adequacy, completeness or integrity of the security system or guard service and any failure of the security stems or guard service in any way shall not modify or affect any of the terms of this Lease with respect to Lessor's liability to Lessee. Lessor reserves the right to modify, supplement or revise the security system or guard service at any time in its sole judgment.

     19. Bankruptcy and Insolvency: a) If a petition is filed by, or an order for relief is entered against, Lessee under Chapter 7 of the Bankruptcy Code (11 U.S. Code Section 101 et seq.) and the trustee of Lessee elects to assume this Lease for the purpose of assigning it, the election or assignment, or both, may be made only if all of the terms and conditions of Paragraphs (b) and (d) of this Article 19 are satisfied. If the trustee fails to elect to assume this Lease for the purpose of assigning it within sixty (60) days after his appointment, this Lease will be deemed to have been rejected. Lessor shall then immediately be entitled to possession of the Demised Premises without further obligation to Lessee or the trustee, and this Lease will be canceled. Lessor's right to be compensated for damages in said bankruptcy proceeding, however, shall survive.

     b) If Lessee files a petition for reorganization under Chapters 11 or 13 of the Bankruptcy Code, or if a proceeding that is filed by or against Lessee under any other chapter of the Bankruptcy Code is converted to a Chapter 11 or 13 proceeding and Lessee's trustee or Lessee as a debtor-in-possession fails to assume this Lease within sixty (60) days from the date of the filing of the petition or the conversion, as the case may be, the trustee or the debtor-in-possession will be deemed to have rejected this Lease. To be effective, an election to assume this Lease must be in writing and addressed to Lessor and, in Lessor's business judgment, all of the following conditions, which Lessor and Lessee acknowledge to be commercially reasonable, must have been satisfied:

          (i) The trustee or the debtor-in-possession has cured or has provided the Lessor adequate assurance, as defined in sub-paragraph (iv) of this Paragraph (b), that:

          (A) the trustee will cure all monetary defaults under this Lease within thirty (30) days from the date of the assumption; and

          (B) the trustee will cure all non-monetary defaults under this Lease within thirty (30) days from the date of the assumption or, if such defaults are curable but not within said thirty (30) day period, the trustee shall have commenced, and is diligently prosecuting the cure of such non-monetary defaults.

         (ii) The trustee or the debtor-in-possession has compensated Lessor, or has provided to Lessor adequate assurance that within thirty (30) days from the date of the assumption Lessor will be compensated, for any pecuniary loss it incurred arising from the default of Lessee, the trustee, or the debtor-in-possession as recited in Lessor's written statement of pecuniary loss sent to the trustee or the debtor-in-possession.

        (iii) The trustee or the debtor-in-possession has provided Lessor with adequate assurance of the future performance of each of Lessee's obligations under the Lease and, in addition, has deposited with Lessor, as security for the timely payment of rent, an amount equal to two months' Basic Monthly Rental, as adjusted as of said date, together with two months' Monthly Escalation Payments (as defined in Article 3 of this Lease), said obligations imposed upon the trustee or the debtor-in-possession hereunder to continue for Lessee after the completion of bankruptcy proceedings.

         (iv) For purposes of this Paragraph (b), "adequate assurance" means that:

          (A) Lessor determines that the trustee or the debtor-in- possession has, and will continue to have, sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Lessor that the trustee or the debtor-in-possession will have sufficient funds to fulfill Lessee's obligations under this Lease; and

          (B) An order will have been entered segregating sufficient cash payable to Lessor and/or a valid and perfected first lien and security interest will have been granted in property of Lessee, trustee, or debtor-in-possession that is acceptable for value and kind to Lessor, to secure to Lessor the obligation of the trustee or debtor-in-possession to cure the monetary and non-monetary defaults under this Lease within the time periods set forth above.

     (c) In the event that this Lease is assumed by a trustee appointed for Lessee or by Lessee as debtor-in-possession under the provisions of Paragraph
(b) of this Article 19 and, thereafter, Lessee is either adjudicated a bankrupt or files a subsequent petition for arrangement under Chapter 11 of the Bankruptcy Code, then Lessor may terminate, at its option, this Lease and all Lessee's rights under it, by giving written notice of Lessor's election to terminate.

     (d) If the trustee or the debtor-in-possession has assumed the Lease, under the terms of Paragraphs (a) or (b) of this Article 19, to assign or to elect to assign Lessee's interest under this Lease or the estate created by that interest to any other person, that interest or estate may be assigned only if Lessor acknowledges in writing that the intended assignee has provided adequate assurance of future performance, as defined in this Paragraph (d), of all of the terms, covenants, and conditions of this Lease to be performed by Lessee. For the purposes of this Paragraph (d), "adequate assurance of future performance" means that Lessor has determined that each of the following conditions has been satisfied:

          (i) The assignee has submitted a current financial statement by a certified public accountant, that shows a net worth and working capital in amounts sufficient to assure the future performance by the assignee of Lessee's obligation under this Lease;

          (ii) If requested by Lessor, the assignee will obtain guarantees, in form and substance satisfactory to Lessor, from one or more persons who satisfy Lessor's standard of creditworthiness; and

         (iii) Lessor has obtained all consents or waivers from any third party required under any lease, mortgage, financing arrangement or other agreement by which Lessor is bound, to enable Lessor to permit the assignment.

     (e) When, pursuant to the Bankruptcy Code, the trustee or the debtor-in-possession is obligated to pay reasonable use and occupancy charges for the use of all or part of the Demised Premises, the charges will not be less per month than the sum of Basic Monthly Rental, as adjusted to said date, and the Monthly Escalation Payment then applicable according to the provisions of
Article 3 of this Lease.

     (f) Neither Lessee's interest in the Lease nor any estate of Lessee created in the Lease will pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of the District of Columbia or any state having jurisdiction of the person or property of Lessee, unless Lessor consents in writing to such transfer. Lessor's acceptance of rent or any other payments from any trustee, receiver, assignee, person or other entity will not be deemed to have waived, or waive, the need to obtain Lessor's consent or Lessor's right to terminate this Lease for any transfer of Lessee's interest hereunder without said consent.

     (g) By written notice to Lessee, Lessor, at its option, may terminate this Lease and all of Lessee's rights under this Lease if any of the following events occurs:

          (i) Lessee's estate created by this Lease is taken in execution or by other process of law;

         (ii) Lessee or any guarantor of Lessee's obligations under this Lease (hereinafter "Guarantor") is adjudicated insolvent pursuant to the provisions of any present or future insolvency law under the laws of the District of Columbia or of any state having jurisdiction;

        (iii) Any proceedings are filed by or against Guarantor under the Bankruptcy Code or any similar provisions of any future federal bankruptcy law which are not dismissed within ninety (90) days;

         (iv) A receiver or trustee of the property of Lessee or Guarantor is appointed under the law of the District of Columbia or of any state having jurisdiction by reason of Lessee's or Guarantor's insolvency or inability to pay its debts as they become due or otherwise and the appointment of such receiver or trustee is not vacated within ninety (90) days; or

          (v) Any assignment for the benefit of creditors is made of Lessee's or Guarantor's property under the law of the District of Columbia or any state having jurisdiction.

     20. Remedies upon Default; Waiver: a) If Lessee shall (i) fail to pay the Basic Monthly Rent or any installments thereof as aforesaid at the time the same shall become due and payable, and/or any additional rent as herein provided, and/or such amounts as may be due pursuant to Paragraph (d) below, and/or any late fee, and such default shall continue for more than ten (10) days after the date such payment is due, although no demand shall have been made for the same; or (ii) default in the material performance of any of the covenants, conditions and agreements herein contained on the part of the Lessee to be kept and performed, and such default shall continue for more than ten (10) days after written notice of such default from Lessor unless Lessee shall have commenced and is diligently pursuing the cure of such non-monetary default; or (iii) abandon the Demised Premises during the term of this Lease; then, upon the occurrence of each and every such event or failure from that time forward, at the option of Lessor, Lessee's right of possession shall thereupon cease and determine, and Lessor shall be entitled to the possession of the Demised Premises and to re-enter the same without demand of rent or demand of possession and may forthwith proceed to recover possession of the Demised Premises by process of law or otherwise, any notice to quit, or of Lessor's intention to re-enter the same, being hereby expressly waived by Lessee. And, in the event of Lessor's re-entry, Lessee nevertheless agrees to remain answerable for any and all damage, deficiency or loss of rent which Lessor may sustain by reason of any default by Lessee hereunder, as set out in Paragraph (b) below, and the mention of any particular remedy in this Lease shall not preclude Lessor from any other remedy. For purposes of this Article 20, Lessee shall not be deemed to have abandoned or vacated the Demised Premises if Lessee ceases its physical occupancy of the Demised Premises during the term of this Lease provided that Lessee continues during such period to pay the rent called for hereunder when due.

     b) If Lessee's right of possession of the Demised Premises shall so cease and determine during the term of this Lease without Lessee having paid in full the rents for the entire term, then, in such event, Lessor shall have the right at its option to take possession of the Demised Premises, to re-let the same, as set forth in the following sentence, for the benefit of Lessee and apply the proceeds received from such re-letting toward the payment of the rent of Lessee under this Lease. Lessor may relet the Demised Premises or any part thereof, alone or together with other premises, for such term(s) (which may be greater or less than the period which otherwise would have constituted the balance of the term of this Lease) and on such terms and conditions (which may include concessions of free rent and alterations of the Demised Premises) as Lessor, in its sole discretion, may determine, but Lessor shall not be liable for, not shall Lessee's obligations hereunder be diminished by reason of, any failure by Lessor to relet the Demised Premises or any failure by Lessor to collect any rent due upon such reletting. Such re-entry and re-letting shall not discharge Lessee from liability (i) for rent to date of such re-taking (including, but not limited to, additional rent based on increases, if any, in Operating Costs and Real Estate Taxes, as set forth in Article 3 above, applicable to the period prior to such re-taking), (ii) for any deficiency or loss of rent sustained by Lessor in respect of the balance of the term, and
(iii) for any other loss, damage or reasonable expense incurred or suffered by Lessor as a result of such cessation and determination of Lessee's right of possession or in connection with such re-taking and re-letting (including, but not limited to, reasonable attorney's fees, brokerage fees or commissions, advertising costs, costs to prepare the Demised Premises for any such new tenant and other costs and expenses incurred by Lessor in pursuit of its remedies hereunder). Any such deficiency or loss of rent for the balance of the term shall be payable monthly by Lessee in advance in the same manner that rent hereunder is to be paid, and Lessor shall have the right to recover any such loss of rent monthly whether or not the Demised Premises have ben re-let; and any such other loss, damage or expense of Lessor resulting from such cessation and determination of Lessee's right of possession or in connection with such retaking and re-letting shall be payable by Lessee immediately upon being incurred or suffered by Lessor.


     c) If under the provisions hereof summary process shall be served, and a compromise or settlement thereof shall be made, it shall not be considered as a waiver of any breach of any covenant, condition or agreement herein contained; and no waiver of any breach of any covenant, condition or agreement herein contained shall operate as a waiver of the covenant, condition or agreement itself or of any subsequent breach thereof. No provision of this Lease shall be deemed to have been waived by Lessor unless such waiver shall be in writing signed by Lessor. No payment by Lessee or receipt by Lessor of a lesser amount than the Basic Monthly Rental, and/or any additional rent, provided for herein shall be deemed to be other than on account of the earliest stipulated rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or pursue any other remedy in this Lease or by law provided.

     d) If Lessee shall fail to pay any installments of Basic Monthly Rental, or any additional rent due under this Lease, within ten (10) days of the date when such payment is due, for three (3) times in any period of twelve (12) consecutive months, then Lessor may, by giving notice to Lessee, exercise any of the following options: (i) declare the rent reserved in this Lease for the next six (6) months (or less, at Lessor's option) to be due and payable within ten
(10) days of such notice; or (ii) required an additional reserve deposit to be paid to Lessor within ten (10) days of such notice, in an amount not to exceed six (6) installments of Basic Monthly Rental.

     e) In the event of the employment of an attorney or attorneys by lessor or its agent because of the violation by Lessee of any term or provision of this Lease, including non-payment of rent as due, Lessee shall pay and hereby agrees to pay reasonable attorney's fees and all other costs incurred by Lessor as a result of such violation, provided a judgment or award in favor of Lessor is rendered by a court of competent jurisdiction or equivalent body whereunder Lessor obtains all or a substantial part of the relief sought by lessor through the services of the attorney(s) so employed. In the event of any settlement outside of court, each party shall be responsible for paying its own attorneys fees and other costs.

     f) The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaims brought be either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of landlord and tenant, Lessee's use or occupancy of the Demised Premises and/or any claim of injury or damage. In the event Lessor commences any proceedings for nonpayment of rent, or additional rent, Lessee will not interpose any set-off or counterclaim of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of Lessee's right to assert such set-off or claims in any separate action or actions brought by Lessee.


     21. Late Charge; Delinquent Payments: In the event that Lessor fails to receive any installment of rent, or any additional rent, within five (5) days after written notice from Lessor that the same is due and payable, Lessee shall be obligated to pay, as additional rent, a late fee equal to five percent (5%) of such delinquent rent, unless a lower amount is required by law, said additional rent to be payable with the next monthly installment of rent. In addition, (a) any installment of rent, or any additional rent, which is not paid within thirty (30) days after the same becomes due shall bear interest from the date due until paid at the variable rate (hereinafter the "Default Rate") which is from time to time four percentage points (4%) in excess of the "prime" rate announced from time to time by the Chase Manhattan Bank, N.A., New York, New York, and (b) if Lessee defaults in the making of any other payment or the doing of any act herein required to be made or done by Lessee then the Lessor, after giving reasonable written notice to Lessee, may, but shall not be required to, make such payment or do such act, and the amount of the expense thereof, if made or done by Lessor, shall be paid by Lessee to Lessor together with interest at the Default Rate while such expense remains unpaid. Such expenses and interest shall constitute additional rent hereunder due and payable with the next monthly installment of Basic Monthly Rental. In the event Lessee pays its rent by check and said check is returned unpaid, Lessee shall pay to Lessor, in addition to the aforesaid monthly rent payment and any late charges and interest which may apply, the sum of Twenty Dollars ($20.00) to cover the costs and expenses of processing the returned check. It is expressly understood that the late charge and interest provided herein does not relieve Lessee from its obligation to continue to make timely monthly rental payments as provided in this Lease, and that Lessee's failure to make such timely payment shall, at Lessor's option, constitute a violation of the terms of this Lease, entitling Lessor to pursue any of its remedies under Article 20 hereof.

     22. Fire Loss or Damage: a) In the event that the Demised Premises or the Building (whether or not the Demised Premises are damaged) shall be partially damaged by any casualty insured against under Lessor's "all-risk" insurance policy, Lessor shall, upon receipt of the net proceeds from such insurance, undertake the repair and restoration of the Demised Premises and/or the Building to substantially the same condition as existed prior to the casualty, with such reasonable changes as Lessor may desire to make. As used herein, the term "net proceeds from such insurance" shall mean that portion of the proceeds of insurance which is free and clear to Lessor after deducting all sums required to be paid by Lessor to the holder or any mortgage on the property damaged, as well as all expenses and legal fees incurred by Lessor to collect such insurance proceeds. As used herein, the term "partially damaged" shall mean not more than 25% of the then cost of replacement of the Demised Premises or the Building, as the case may be.

     b) If (i) either the Demised Premises or the Building (whether or not the Demised Premises shall be damaged) shall be damaged to the extent of more than 25% of the then cost of replacement thereof, respectively, or (ii) the Demised Premises or the Building shall be damaged as a result of a risk which is not covered by Lessor's insurance, and Lessor decides not to rebuild, then in either such event, Lessor may terminate this Lease by notice given within thirty (30) days after the occurrence of such event or if (iii) a substantial portion of the Demised Premises shall become untenantable for use by Lessee as permitted under this Lease, then Lessee may terminate this Lease by notice given within thirty
(30) days after the occurrence of such event, and upon the date specified in such notice, which shall be not less than thirty (30) days or more than sixty
(60) days after giving of said notice, this Lease shall terminate and come to an end, and Lessee shall vacate and surrender the Demised Premises to Lessor. If this Lease shall not be terminated as provided in this Paragraph (b), then Lessor shall, promptly after receipt of the new proceeds of insurance (as defined above) undertake the repair and restoration of the Demised Premises, and/or the Building, to substantially the same condition as existed prior to the casualty, with such reasonable changes as Lessor may desire to make. The amount which Lessor shall be required to expend for the repair or restoration of the Demised Premises and/or the Building shall in o event exceed the net proceeds of insurance (as defined above). In the event such repair and restoration of the Demised Premises is not substantially completed with ninety (90) days after the date the damage occurred, then either party may terminate this Lease upon giving no less than thirty (30) days prior written notice of termination to the other after the end of such ninety (90) day period, provided, however, that such termination shall not occur if such repair and restoration of the Demised Premises is substantially completed prior to said date specified for termination.

     c) If the Demised Premises are rendered untenantable for use by Lessee as permitted under this Lease, either in whole, and the Lease is not terminated at set forth in Paragraph (b) above, or in part, by reason of the casualty damage or the repair or restoration work, then there shall be allowed a proportionate abatement of the Basic Monthly Rental (as adjusted according to Article 4 above) and of Lessee's obligation to pay increases in Operating Costs, Electricity Costs and Real Estate Taxes from the date that the damage occurred to the date that the required repair or restoration work is completed (or the date that Lessee uses and occupies the Demised Premises, or portion thereof, if earlier) or, in the event that this Lease is terminated as provided above, the effective date of such termination. The amount by which the Basic Monthly Rental

(as so adjusted) may be so abated shall be determined on the basis of the ratio that the floor area rendered untenantable bears to the total floor area of the Demised Premises, as determined by Lessor in its reasonable judgment. The obligation of Lessee to pay amounts, other than Basic Monthly Rental and increases in Operating Costs, Electricity Costs and Real Estate Taxes, due and

payable under this lease for any reason whatsoever shall remain unchanged and continue in full force and effect.

     d) If any loss or damage to the Demised Premises is caused by the negligence of Lessee or its agents, servants, employees, contractors, invitees, licensees or concessionaires, then there shall be no abatement of Basic Monthly Rental or of Lessee's obligation to pay increases in Operating Costs, Electricity Costs and Real Estate Taxes unless Lessor elects to cancel this Lease.

     e) Subject to Paragraph (c) above, no compensation or claim or diminution of rent will be allowed or paid by Lessor by reason of inconvenience, annoyance or injury to business, arising from the necessity of repairing the Demised Premises or any portion of the Building, however the necessity may occur, except that Lessor shall be liable for its negligence.

     23. Subordination and Attornment: a) This Lease is subject to all ground or underlying leases and to all mortgages and/or deeds of trust which may now or hereafter affect such ground or underlying leases or the real property of which the Demised Premises from a part, and to all renewals, replacements, modifications, consolidations, refinancings or extensions thereof. Lessee agrees that is any mortgagee, trustee, or purchaser at any foreclosure sale or at any sale under a power of sale contained in any such mortgage or deed of trust shall at its sole election so request, Lessee shall attorn to and recognize any such mortgagee, trustee or purchaser, as the case may be, as Lessor under this Lease for the balance then remaining of the term of this Lease, subject to all the terms of this Lease. The aforesaid provisions shall be self-operative and no further instrument of subordination or attornment shall be necessary unless required by any such mortgagee, trustee or purchaser. Should Lessor or any such mortgagee, trustee, or purchaser desire confirmation of such subordination or attornment, as the case may be, Lessee upon written request shall execute and deliver without charge and in a form satisfactory to Lessor or any mortgagee, trustee or purchaser, all instruments that may be requested to acknowledge such subordination and/or agreement to attorn, in recordable form. Notwithstanding the above, Lessee covenants and agrees that it will, at the written request of Lessor or any such mortgagee, trustee, or purchaser, execute, acknowledge and deliver in recordable form any further instrument that has for its purpose and effect the subordination of this Lease to the lien of such mortgage or deed of trust. Lessor agrees to give Lessee notice of any such foreclosure sale or sale under a power of sale contained in any such mortgage or deed of trust, provided, however, that any failure to give such notice shall not affect the provisions of this Article.

     b) In the event of any such foreclosure, cancellation or other termination of any such ground or underlying lease, mortgage or deed of trust, the mortgagee, trustee or purchaser becoming successor in interest shall not (i) be liable to Lessee for any previous act or omission of Lessor under this Lease,
(ii) be subject to any offset which shall have theretofore accrued to Lessee against Lessor, (iii) have any obligation with respect to any security deposited under this Lease unless such security shall have been physically delivered to such successor in interest, or (iv) be bound by any previous modification of this Lease or by any previous payment of rent for a period greater than one (1) month, unless such modification or prepayment shall have been expressly approved in writing by such successor in interest.

     c) Lessee shall comply with all reasonable requirements and notices of any financial institution(s) providing funds to finance or refinance the construction of the Property or providing funds for the permanent financing or refinancing of the Property, respecting all matters of occupancy, use, condition or maintenance of the Demised Premises, provided the same shall not unreasonably interfere with the conduct of Lessee's business nor materially limit or affect the rights of the parties under this Lease. In the event any lender reasonably requires changes to this Lease, Lessor may submit to Lessee a written amendment to this Lease incorporating such changes, and, provided that such changes shall not be in material derogation or diminution of any of the rights of Lessee hereunder, more materially increase any of the obligations or liabilities of Lessee hereunder, Lessee hereby covenants and agrees to execute, acknowledge and deliver such amendments to Lessor within fifteen (15) days after Lessee's receipt thereof.

     24. Condemnation: a) Lessee agrees that if the whole or a substantial part of the Demised Premises or reasonable access thereto shall be taken or condemned for public or quasi-public use or purpose by any competent authority, Lessee shall have no claim against the Lessor and shall not have any right to any portion of the amount that may be awarded as damages or paid as a result of any such condemnation; and all right of the Lessee to damages for the unexpired leasehold estate and leasehold improvements that are, have become, or will become, by the terms and conditions of this Lease, the property of the Lessor, if any, are hereby assigned by the Lessee to the Lessor; provided, however, that Lessee shall have the right to make an independent claim against the condemning authority for relocation expenses. Upon such entire or substantial condemnation or taking, the term of this Lease shall cease and terminate from the date of such governmental taking or condemnation, and the Lessee shall have no claim against the Lessor for the value of any unexpired term of this Lease. If less than a substantial part of the Demised Premises is taken or condemned by any governmental authority for any public or quasi-public use or purpose, the rent shall be equitably adjusted on the date when title vests in such governmental authority and the Lease shall otherwise continue in full force and effect. For purposes of this
Article 24(a), a substantial part of the Demised Premises shall be considered to have been taken if more than twenty-five percent (25%) of the Demised Premises are thereafter unusable by Lessee.

     b) If any part of the Building (including, without limitation, the common areas or reasonable access) is taken by condemnation so as to render, the remainder unsuitable for use as an office building, Lessor shall have the right to terminate this Lease upon notice in writing to Lessee within one hundred twenty (120) days after possession is taken by such condemnation, without any liability to Lessee by reason of such termination. If Lessor terminates this Lease upon a condemnation of the Building as herein provided, the Lease shall terminate as of the day possession is taken by the condemning authority, or, at Lessee's option, on no less than thirty (30) days prior written notice thereof to Lessor, on the date Lessee vacates the Demised Premises, and Lessee shall pay rent and perform all of its other obligations under this Lease up to such date with a proportionate refund by Lessor of any rent as may have been paid in advance for a period subsequent to such possession date.

     25. Hold Over: In the event Lessee continues in possession without the consent of Lessor after the end of the Term of this Lease or any renewal or extension hereof, Lessee agrees to pay as monthly rental 150% of the amount payable as rent by Lessee for the last month of the term of this lease (that is, twice the Basic Monthly Rental as adjusted according to the provisions of
Article 4 of this Lease, and any other provisions hereof), which amount shall become the new Basic Monthly Rental in substitution for the amount set forth in
Article 1 above, and shall be subject to the same escalation provisions as apply to the present Basic Monthly Rental thereunder, and all other forms of additional rent provided for under this Lease. Lessee also agrees to keep and fulfill all of the other material covenants, conditions, and agreements hereof, and in the case of default or breach of any of said covenants, conditions and agreements, hereby waives its right to a thirty (30) day or any other notice to quit; provided, however, that in the event that Lessee shall hold over after the expiration of the term hereby created, or after expiration of the 30 day notice to quit referred to above, or after breach of any of the terms and conditions of this Lease, and if Lessor shall desire to regain possession of the Demised Premises promptly at the expiration of the term aforesaid, or upon expiration of said 30 day notice, or upon such breach, then, in any of said events, Lessor, at its option, may forthwith re-enter and take possession of the Demised Premises it being specifically understood and agreed that, in any such event, Lessor shall be entitled to accept monthly payments in the amount of the holder over rent provided for in this Article 25 from Lessee for such period after such expiration of the term, or of the 30 day notice to quit, or after such breach, as Lessee shall remain in occupancy of the Demised Premises, which payments shall be deemed the reasonable value of the use and occupation of the Demised Premises for the period of Lessee's continued occupancy thereof until Lessor regains possession, and such acceptance shall not constitute a waiver of Lessor's right to terminate the Lease, or any hold over period thereof, and Lessor hereby disclaims any intention to waive its right to terminate the Lease, or any hold over period thereof, by its acceptance of such payment(s).

     26. Failure to Give Possession; Lessor's Inability to Perform: a) If Lessor is unable to give possession of the Demised Premises on the Lease Commencement Date by reason of the holding over or retention of possession of any tenant or occupant, or if repairs or improvements to the Demised Premises required by the terms of this Lease to be made by Lessor are not substantially completed, or for any other reason, Lessor shall not be subject to any liability for the failure to give possession on said date. Under such circumstances, unless any such delay in giving possession arises from the act or omission of Lessee, its agents, servants, employees or contractors, the rent reserved and covenanted to be paid herein and any rental abatement provided for herein shall not commence until the possession of Demised Premises is given or the Demised Premises are substantially complete, whichever is earlier, and no such failure to give possession on the Lease Commencement Date shall in any other respect affect the validity of this Lease or the obligations of Lessee hereunder, and the Lease Termination Date shall be extended so as to provide for the full term of this Lease. In such circumstances, Lessee agrees to execute an addendum to this Lease setting forth the respective Lease Commencement Date and Lease Termination Date. If permission is given to Lessee to enter into possession of the Demised Premises or to occupy premises other than the Demised Premises prior to the Lease Commencement Date, Lessee covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this Lease and Lessee agrees to pay rent at the rate of 1/30th of the Basic Monthly Rental for each day of such early occupancy. For the purposes of the foregoing, the term

"substantially completed" shall mean that state of the completion of Lessor's Work as described in Exhibit "C" attached hereto and made a part hereof which will, except for any improvements or work to be performed by Lessee, a low Lessee to utilize the Demised Premises for their intended purpose without material interference to the customary business activities of Lessee by reason of the completion of any work being performed by Lessor. Substantially completion shall be deemed to have occurred notwithstanding that the punchlist items remain to be performed.

     b) Except as otherwise set forth in this Lease, this Lease and the obligations of Lessee to pay rent and perform all of the provisions on the part of Lessee to be performed hereunder shall in no way be affected, impaired, or excused because Lessor, due to force majeure, (i) is unable to fulfill any of its obligations under this Lease; (ii) is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied; (iii) is unable to make or is delayed in making any repairs, replacements, additions, alterations or decorations; or (iv) is unable to supply or is delayed in supplying any improvements, equipment or fixtures. Lessor shall in each instance exercise reasonable diligence to effect performance when and as soon as possible; however Lessor shall be under no obligation to pay overtime labor rates.

     27. Expenses on Behalf of Lessee: If Lessor shall incur any charge or expense on behalf of Lessee under the terms of this Lease, such charge or expense shall be considered additional rent hereunder, in addition to and not in limitation of any other rights and remedies which Lessor may have in case of the failure by Lessee to pay such sums when due, and any non-payment thereof shall entitle Lessor to the remedies available to it hereunder for non-payment of rent.


     28. Lessee's Certificate: Lessee agrees from time to time, within three (3) days after receipt of written request by Lessor, to execute, acknowledge and deliver to Lessor a statement in writing certifying (i) if such be the case, that this Lease is unmodified in full force and effect and that Lessee has not defenses, offsets or counterclaims against its obligations to pay the Basic Monthly Rental and additional rent and to perform its other covenants under this Lease and that there are no uncured defaults of Lessor or Lessee under this Lease (or, if there have been any modifications and, if there are any defenses, offsets, counterclaims, or defaults, setting them forth in reasonable detail);
(ii) if such be the case, that Lessor's work has been completed and Lessor has paid the costs thereof as set forth in Article 30 below; (iii) the dates to which the Basic Monthly Rental, additional rent and other charges have been paid; and (iv) any other statement or information as may be reasonably requested by Lessor, or by any mortgagee, purchaser, or prospective mortgagee or purchaser of the Property or any part thereof. Any such statement delivered pursuant to this Article may be relied upon by any mortgagee, purchaser or prospective mortgagee or purchaser of the Property or any part thereof.

     29. Sales Use or Other Taxes: If during the term of this Lease any governmental authority having jurisdiction levies or assesses any tax on Lessor, the Demised Premises, the Building, the Land, and/or the rents payable hereunder, in the nature of a sales, use, occupancy or similar other tax (except income taxes, estate or inheritance taxes of Lessor), which tax is an obligation of Lessee and which tax was not included as an item of Base Operating Costs or Base Real Estate Taxes, then in such event Lessee shall pay to Lessor the amount of such tax as additional rent within ten (10) days after receipt by Lessee of written notice from Lessor of the amount thereof. If any such tax is levied or assessed in such manner that the amount thereof required to be paid by Lessee is not ascertainable because the tax relates to more than the Demised Premises or the rents payable hereunder, then in such event Lessee shall pay upon Lessor's request a proportionate share (as determined in good faith by Lessor) of the total tax, calculated on such pro rata share thereof as is equitable under the circumstances, given the nature of the tax and the property interests on account of which the tax is assessed. Any default by Lessee in payment of any tax or tax reimbursement required hereunder shall be deemed to be a default in payment of rent.

     30. Lessor's Work: Lessor agrees to construct and complete the Demised Premises in accordance with the plans and the specifications set out in Exhibit "C" hereto attached, initialed by the parties and made a part hereof. Work shall be performed in a good and workmanlike manner prior to tender of possession of the Demised Premises to Lessee and all costs for work in excess of that contemplated in Exhibit "C" will be at the expense of Lessee.

     31. Successors and Assigns: It is agreed that all rights, remedies and liabilities herein given to or imposed upon either of the parties hereto shall extend to their respective heirs, executors, administrators, successors and assigns.

     32. Lessor's Liability: It is expressly agreed that the obligations of Lessor shall only bind the party or parties from time to time owning the Building during their respective periods of ownership thereof so that Lessor and its successors in interest shall cease to have any liability hereunder for causes of action arising after they respectively cease to own the Building and give notice thereof to Lessee, and such liability shall pass to and bind only the owner from time to time of the Building as landlord hereunder. Each respective owner shall, however, be and remain liable hereunder for causes of action arising during the period of time of each owner's ownership of the Building up to the date of each such owner's transfer of the Building. Notwithstanding any provision to the contrary contained herein, Lessee shall look solely to the estate and property of Lessor in and to the Land and the Building in the event of any claim against Lessor arising out of or in connection with this Lease, the relationship of landlord and tenant, or Lessee's use of the Demised Premises, and Lessee agrees that the liability of Lessor arising out of or in connection with this Lease, the relationship of landlord and tenant or Lessee's use of the Demised Premises, shall be limited to such estate and property of Lessor in and to the Land and the Building. No properties or assets of Lessor other than the estate and property of Lessor in and to the Land and the Building and no property owned by any partner or shareholder of Lessor shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) or for the satisfaction of any other remedy of Lessee arising out of or in connection with this Lease, the relationship of landlord and tenant or Lessee's use of the Demised Premises.

     33. Notices: All notices required or desired to be given hereunder by either party to the other shall be given by certified or registered mail, return receipt requested, or by overnight courier or by hand-delivery. Notices to the respective parties shall be addressed as follows:

If to Lessor:                       If to Lessee:

1401 NEW YORK AVENUE, INC.          VIDEO BROADCASTING CORPORATION

c/o West World Holding, Inc.        708 Third Avenue
20 Exchange Place
New York, New York 10005            New York, New York  10017
                                    with a copy to
                                    Jeffrey Herz, Esq.
                                    Tashlik, Kreutzer & Goldwyn P.C.
                                    833 Northern Boulevard
                                    Great Neck, N.Y.  11021

Either party may, by like written notice, designate a new address and/or addresses to which such notice shall be directed. All such notices shall be deemed given as of the date that the return receipt is signed or refused, in the case of notices made by mail, or the date of actual delivery, in the case of notices made by hand-delivery or by overnight courier.

     34. Applicable Law: This Lease shall be governed by the laws of the District of Columbia.

     35. Interpretation: Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context logically calls for such substitution or substitutions. Lessor herein for convenience has been referred to in neuter form. Paragraph titles contained herein are for convenience of reference only and are not to be interpreted as limiting or in any way affecting the substance of the paragraphs to which they apply.

     36. Unenforceable Provisions: If any provision of this Lease is determined by a court of competent jurisdiction to be unlawful or unenforceable, completely or in any respect, then, insofar as such provision may be lawful or enforceable in any respect or the remainder hereof not so affected, such provision or remainder shall be and remain in full force to the extent lawful and enforceable.

     37. Brokers: Lessor and Lessee each represent and warrant to the other that neither of them has employed or dealt with any broker, agent or finder in carrying on the negotiations relating to this Lease other than Leggat McCall/Grubb & Ellis and Lang & Foster Real Estate (the "Brokers"). Lessor agrees to pay any commission due to the Brokers pursuant to a separate written agreement. Each party shall indemnify and hold the other harmless from and against any claim or claims for brokerage or other commissions asserted by any broker, agent or finder engaged by the first party or with whom such party has dealt other than the Brokers.

     38. Good Standing; Authority to Sign: Throughout the term of this Lease, if Lessee is a corporation or limited partnership, Lessee shall remain in good standing in the District of Columbia and, if a foreign corporation or limited partnership, shall remain in good standing in the state of its incorporation or formation and shall maintain a duly registered agent in the District of Columbia. The person(s) executing this Lease on behalf of Lessee hereby represent and warrant that such person(s) are duly authorized to execute and deliver this Lease on behalf of Lessee.

     39. Real Estate Investment Trust; Rent Adjustment. If and for so long as Lessor shall desire to qualify for taxation as a real estate investment trust or as a "qualified REIT subsidiary", if at any time during the term of this Lease any portion of the rents reserved hereunder might, in the opinion of counsel to Lessor, be held not to constitute "rents from real property" (as such term is defined in Section 856(d) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder, as amended, and as such term may be interpreted in public and private rulings of the Internal Revenue Service and court decisions), then, for the period of time as such may be the case: (a) Lessee's obligation to pay for the service, material or other basis for the portion of the rents determined not to constitute "rents from real property" shall be suspended and such service, material or other thing shall be deemed performed or provided without separate charge to Lessee, and (b) there shall be added to the Basic Monthly Rental (or such portion thereof determined to constitute "rents from real property") an amount which shall reasonably compensate Lessor for the payment(s) suspended pursuant to subsection (a) above; provided that nothing in this Article 39 shall increase the rents payable hereunder over the Basic Monthly Rental and additional rent provided for herein, as same may be adjusted in accordance with the other provisions of this Lease, or otherwise materially adversely impact Lessee. Lessor may recompute the adjustment provided for above from time to time, but not more frequently than at five (5) year intervals.

     40. Option to Renew. Tenant shall have the option to renew the Term of this Lease for an additional five (5) years on the same terms and conditions as this Lease except as modified in this Article and except that Articles 26 and 30 shall not be applicable to any renewal term. The rent for the renewal term shall be equal to ninety (90%) percent of the then fair market rental rate for the Demised Premises or comparable space in the Building (with a 1996 calendar year for Base Operating Costs, Base Electricity Costs and Base Real Estate Taxes). Such rent for the renewal term shall be as set forth by Lessor in its Rental Notice, as hereinafter defined.

     Lessee shall exercise such option by giving written notice thereof to Lessor no later than October 16, 1995. If Lessee shall exercise such renewal option, Lessor shall give Lessee written notice (the "Rental Notice") on or prior to December 16, 1995, as to its proposed rental rate for the renewal term. If Lessee shall dispute the proposed rental rate and if the parties cannot agree upon the rental rate on or prior to February 16, 1996, then either party may thereafter refer such dispute to arbitration in accordance with the rules of the American Arbitration Association then prevailing. If such arbitration shall not be concluded prior to the commencement of the renewal term, then the initial rent for the renewal term shall be the rate proposed by Lessor in the Rental Notice (or, if lower, such rate as Lessor shall have proposed in the arbitration) and, if the arbitration shall result in a lower rent, Lessee shall be entitled to a credit against the next succeeding installments of rent due hereunder for such overpayment it shall have theretofore made. If the arbitration shall result in a higher rent, Lessee shall promptly pay to Lessor the amount of the underpayment. Upon the determination of the matters referred in this Article, Lessor and Lessee shall enter into an agreement to supplementary to this Lease setting forth the applicable rent for the renewal term, but the failure to enter into any such supplementary agreement shall not affect the exercise of Lessee's option under this Article 40.

     41. Right of First Offer: Provided Lessee is not in default hereunder and that this Lease is in full force and effect, Lessee shall have the option on the terms and conditions hereinafter set forth to lease the Offer Space (hereinafter defined). For purposes of this Article 41, an "Offer Space" means any space on the fifth (5th) floor of the Building other than the Demised Premises.

     (a) If, during the Term, Lessor intends to enter into a serious negotiation with a prospective lessee to lease an Offer Space, then Lessor shall notify Lessee, in writing (the "Offer Notice"), if any of the fact of such negotiations, the Rentable Area and location of such Offer Space proposed to be leased and the terms and conditions, including rent, Lessor contribution to tenant improvements and rental abatement, if any, under which Lessor is willing to lease such Offer Space. Lessee shall, within fifteen (15) consecutive days thereafter, by written notice given to Lessor, elect to exercise its option to lease, on the commencement date determined by Lessor (the "Offer Space Commencement Date"), the Offer Space identified in the Offer Notice on the terms set forth therein.

     (b) If Lessee has validly exercised its option pursuant to this Article 41, then effective as of the Offer Space Commencement Date, provided that Lessee is not in default under this Lease, such Offer Space shall be included in the Demised Premises, subject to all the agreements, terms and conditions of this Lease with the following exceptions:

          (i) the rentable area of the Demised Premises shall be increased by the rentable area of such Offer Space which Lessee has elected to lease pursuant to this Article 41;

         (ii) the term of the demise covering such Offer Space shall commence on the Offer Space Commencement Date and shall expire concurrently with the Term of this Lease;

        (iii) Lessee's proportionate shares of Real Estate Taxes, Operating Costs and Electricity Costs shall be adjusted as appropriate with respect to the increased Rentable area of the Demised Premises;

         (iv) the rent for the Offer Space shall be the amount set forth in the Offer Notice;

          (v) Lessor shall contribute towards the cost of initial improvements of such Offer Space an allowance, if any, as set forth in the Offer Notice; and

         (vi) the rent for the Offer Space shall abate for the period, if any,

as set forth in the Offer Notice.

     (c) If Lessee does not timely exercise its option to lease the Offer Space, as set forth in the Offer Notice, Lessor may subsequently enter into a lease of such Offer Space with any lessee on any terms Lessor finds acceptable, and Lessee shall have no further right of first offer to lease such Offer Space under the terms and conditions of this Article 41.

     42. Lessee's Federal Taxpayer Identification Number: Lessee represents that Lessee's Federal Taxpayer Identification Number is 52-1481284.

     43. Entire Agreement: This Lease contains the entire agreement of the parties concerning the Demised Premises and the leasing thereof, and they shall not be bound by any terms, statements, conditions or representations, verbal or written, not herein contained. No change, waiver or modification of the terms hereof shall be binding unless in writing and signed by the party against whom such change, waiver or modification is sought to be enforced. All exhibits referred to herein are expressly incorporated herein and made a part of this Lease.

     IN WITNESS WHEREOF, Lessor has caused this Lease to be signed in its corporate name and on its behalf by Charles Schouten, its President, and its corporate seal to be duly affixed hereto and attested by Carmen Taveras-Cruz, its Secretary, as of the day and year first above written.

                                    LESSOR:

Attest:                             1401 NEW YORK AVENUE, INC.

/s/ Carmen Taveras-Cruz                   By: /s/ Charles Schouten
-----------------------------                -----------------------------------
Name: Carmen Taveras-Cruz                 Name:  Charles Schouten
Title: Secretary                          Title: President

     IN WITNESS WHEREOF, Lessee has hereunto set its hand and seal (or, if a corporate entity, Lessee has caused this Lease to be signed in its corporate name and on its behalf by L. Moskowitz, its President and its corporate seal to be duly affixed hereto and attested by J. Graeme McWhirter, its Executive Vice President as of the day and year first above written.

                                          LESSEE:

Witness or Attest:                        VIDEO BROADCASTING CORPORATION
  (SEAL, if corporation)

/s/ J. Graeme McWhirter                   /s/ Laurence Moskowitz          (Seal)
-----------------------------             --------------------------------------
Name:  J. Graeme McWhirter                Name: Laurence Moskowitz
Title: EVP                                Title: President

                                   EXHIBIT A



                           Diagram of Fifth Floor Plan

                                   EXHIBIT B

                             RULES AND REGULATIONS

     Reference is made to a certain Agreement of Lease dated September 7, 1990 (the "Lease"), to which these Rules and Regulations are attached. Definitions of terms are set forth in the Lease.

     The following rules and regulations have been formulated for the safety and well being of all lessees of the Building and to ensure compliance with all municipal and other requirements. Strict adherence to these rules and regulations is necessary to guarantee that each and every lessee will enjoy a safe and unannoyed occupancy in the Building in accordance with the Lease. Any continuing violation of these rules and regulations by a lessee, after notice from Lessor, shall be deemed to be a default under the Lease.

     Lessor may, upon request by any lessee, waive the compliance by such lessee with any of these rules and regulations, provided that (i) no waiver shall be effective unless signed by Lessor or Lessor's authorized agent, (ii) any such waiver shall not relieve such lessee from the obligation to comply with such rule and regulation in the future unless expressly consented to by Lessor (iii) no waiver granted to any lessee shall relieve any other lessee from the obligation of complying with the rules and regulations unless such other lessee has received a similar waiver in writing from Lessor and (iv) any such waiver by Lessor shall not relieve a lessee from any obligation or liability of a lessee to Lessor pursuant to the Lease for any loss or damage occasioned as a result of a lessee's failure to comply with any such rule or regulation.

     1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, halls or other parts of the Building not occupied by any lessee shall not be obstructed or encumbered by any lessee or used for any purposes other than ingress and egress to and from the Demised Premises, and if the Demised Premises are situated on the ground floor of the Building, the lessee thereof shall, at said lessee's own expense, keep the sidewalks and curbs directly in front of the Demised Premises clean and free from ice and snow. Lessor shall have the right to control and operate the public portions of the Building and the facilities furnished for common use of the lessees in such manner as Lessor deems best for the benefit of the lessees generally. Under no circumstance shall any lessee use any public portion of the Building for storage. No lessee shall permit the visit to the Demised Premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment by other lessees of the entrances, corridors and other public portions or facilities of the Building.

     2. No awnings or other projections shall be attached to any wall of the Building without the prior written consent of Lessor. No drapes, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Demised Premises without prior written consent of Lessor. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner, approved by Lessor.

     3. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules without the prior written consent of Lesser.

     4. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, chemicals, paints, cleaning fluids or other substances shall be thrown therein. All damages resulting from misuse of the fixtures shall be borne by the lessee who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

     5. There shall be no marking, painting, drilling into or in any way defacing the Building or any part of the Demised Premises visible from public areas of the Building. No lessee shall conduct, maintain, use or operate within the Demised Premises any electrical device, wiring or apparatus in connection with a loud speaker or other sound system, except as reasonably required for its communication system and approved prior to the installation thereof by Lessor. No such loudspeaker or sound system shall be constructed, maintained, used or operated outside of the Demised Premises.

     6. No bicycles, vehicles or animals, birds or pets of any kind shall be brought into or kept in or about the Demised Premises, and no cooking (except for hot plates or microwave cooking by a lessee's employees for their own consumption, the equipment for and location of which are first approved by Lessor) shall be done or permitted by any lessee on the Demised Premises. No lessee shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the Demised Premises.

     7. No space in the Building shall be used for manufacturing of goods for sale in the ordinary course of business, for the storage of merchandise for sale in the ordinary course of business, or for the sale at auction of merchandise, goods or property of any kind. Furthermore, the use of the Demised Premises by each lessee was approved by Lessor prior to execution of the Lease and such use may not be changed without the prior approval of Lessor.

     8. No lessee shall make any unseemly or disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or those having business with them by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing or in any other way. No lessee shall throw anything out of the doors or windows or down the corridors or stairs.

     9. No flammable, combustible or explosive fluid, chemical, asbestos or other hazardous substance or any other material harmful to lessees of the Building shall be brought, installed in or kept upon the Demised Premises. No space heaters, fans or individual air conditioning units may be used in the Demised Premises. Any electrical or extension cords deemed to be a fire hazard by Lessor in Lessor's sole discretion shall be removed.

     10. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any lessee, nor shall any changes be made in existing locks or the mechanism thereof. The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress or egress. Each lessee shall, upon the termination of his tenancy, restore to the Lessor all keys of stores, offices, storage and toilet rooms either furnished to, or otherwise procured by, such lessee, and in the event of the loss of any keys so furnished, such lessee shall pay to Lessor the cost thereof.

     11. Lessor reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these rules and regulations or the Lease. The hours in which deliveries may be made to the Building shall be as set forth in Lessor's operating procedures published from time to time.

     12. No lessee shall pay any employees on the Demised Premises except those actually working for such tenant in the Demised Premises.

     13. Lessor reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to the Building management, security guard on duty or security system monitor. Lessor may, at its option, require all persons admitted to or leaving the Building between the hours of 8:00 p.m. and 8:00 a.m., Monday through Friday, and at any hour Saturdays, Sundays and legal holidays, to register. Each lessee shall be responsible for all persons for whom he authorizes entry into or exit out of the Building and shall be liable to Lessor for all acts or omissions of such persons.

     14. The Demised Premises shall not, at any time, be used for lodging or sleeping or for any immoral or illegal purpose.

     15. Each lessee, before closing and leaving the Demised Premises at any time, shall see that all windows are closed and all lights turned off.

of the Building, including without limitation an antenna, without Lessor's prior written consent.

     26. All moving of equipment, furniture or bulky matter into or out of the Building must take place only during the hours determined by Lessor or Lessor's agent. Each lessee shall use only the designated freight elevator and the freight entrance only for moving all of such items. No freight of any kind may be moved without notice to and prior written approval of Lessor.

     27. If the Building or any part thereof, including the Demised Premises, becomes infested with vermin as a result of a lessee's action or neglect, such lessee shall reimburse Lessor for any resulting extermination expenses.

     28. The lessee named in the Lease shall be entitled to a minimum of 3 spaces on the Building directory. In the event Lessor shall permit additional directory listings, Lessor reserves the right to restrict such use of the directory at any time to the minimum number set forth herein.

                                   EXHIBIT C

      1. Lessor agrees to pay the expense of space planning, costs of architectural drawings, plans and specifications for Lessee's partition layout, reflected ceiling and other installations, as well as costs associated with all District of Columbia permits in connection with Lessor's Work, defined below.

      2. The below listed items includes all work which is provided by and at the expense of the Lessor ("Lessor's Work"). All materials and appliances shall be Building Standard unless otherwise specified. Lessor reserves the right to substitute appliances which are substantially equal to those specified herein if any of those specified are not available. Lessee shall select paint and carpet colors from Lessor's Building Standard color charts within five (5) days after the execution and delivery of this Lease.

          a. All necessary demolition to include partition, ceiling grid tile related to demising walls, windows, plumbing, flooring, doors and electrical.

          b. Drywall work as shown in attached floor plan layout to include door to ceiling partitions; demise existing partitions to the deck by construction above existing ceiling; cut and frame existing drywall for cased openings, doors and sidelite; patch at door and window removal; insulate the interior partition of corner office (shown lower right); perform incidental patching.

          c. Complete the proper patching of acoustical tile and grid which will be disturbed by demolition and the new demising walls.

          d. Relocate and provide, where needed, doors as indicated on attached plan.

          e. Relocate one large interior window with new wood frame; install shelving in the storage room; install new countertop in room #511; install countertop with 18" base, cabinet, 24" sink base, W1830 & W2430 Merilat cabinets; install a closet pole and shelf; install wood frame for sidelite at conference room door.

          f. Install new safety glass at conference room sidelite.

          g. Install commercial, building standard carpet and pad from selections given Lessee. Install vinyl base throughout except in pantry which will have VCT to attempt to match that which is in the 12th floor pantry.

          h. Paint all drywall, doors, poles and shelves, window frames and convectors within the Demised Premises; suite entry door will have letters removed, sanded and stained. New corporate letters will be installed to Lessees wording and to Building Standard specifications.

          i. Install a fire damper in the new demising wall.

          j. Install new pantry sink, faucet, disposal and General Electric dishwater #GSD580.

          k. Relocate two sprinkler heads.

          l. Provide disposal connection, ground fault outlet, two dedicated outlets, twenty two regular outlets, ten switches, power to existing 2' x 4' fixtures, twenty eight telephone outlets with ring and string, and a maximum of four new 2' x 4' light fixtures.

          m. Install one 20 pound ABC fire extinguisher under counter, General Electric undercounter refrigerator #TA6SL and General Electric microwave oven wall kit #JVM140.

          n. Lessor will provide the Building Standard heating and cooling system with required duct-work and thermostats. Said system shall be capable of maintaining (with tolerances) normal cooling and heating conditions in similar first-class office buildings in Washington, D.C.

          o. Lessor will provide thin line horizontal venetian blinds for all windows within the Demised Premises.

          p. Exit lights and smoke detectors, per Washington, D.C. fire code will be provided.

          q. In addition to Building Standard HVAC system, Lessor will provide and install one used spot cooling unit in working order, capable of cooling the large work room. Said cooling unit shall become the property of Lessee and Lessee shall be responsible, and shall pay, for any maintenance, repair or replacement of said unit.


          r. Test and balance HVAC system prior to Lessee's occupancy of the Demised Premises.